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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 7, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                                 0-9592                              34-1312571
----------------------------------    -------------------------------------    -------------------------------
 (State or other jurisdiction of                  (Commission                          (IRS Employer
         incorporation)                           File Number)                      Identification No.)


         777 MAIN STREET
         FT. WORTH, TEXAS                                  76102
-----------------------------------           --------------------------------
 (Address of principal executive                        (Zip Code)
             offices)



       Registrant's telephone number, including area code: (817) 870-2601



 (Former name or former address, if changed since last report): Not applicable





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ITEM 9. REGULATIONS FD DISCLOSURE

         On May 7, 2003, the Registrant filed a Form 10-Q for the quarter ending March 31, 2003, the filing was accompanied by certifications of the President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1 and 99.2.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RANGE RESOURCES CORPORATION


                                       By: /s/ EDDIE M. LEBLANC
                                           -----------------------------------
                                           Eddie M. LeBlanc
                                           Chief Financial Officer




Date:  May 7, 2003








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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------
   99.1           Certification of President, dated May 7, 2003, pursuant to 18
                  U.S.C. Section 1350, as adopted pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002.

   99.2 Certification of Chief Financial Officer, dated May 7, 2003, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of
                  2002.








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